SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MAY 29, 1998
                                                 --------------

                                NTL INCORPORATED
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                         0-22616                      52-1822078
--------------------------------------------------------------------------------
(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
 Incorporation)


110 East 59th Street, New York, New York                            10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's Telephone Number, including area code (212)906-8440


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
------- ------------

     On May 29, 1998, NTL Incorporated ("NTL") announced that it had filed confidential preliminary proxy materials with the Securities and Exchange Commission, and had entered into an amendment to its previously announced Amalgamation Agreement with Comcast UK Cable Partners Ltd. Under this amendment, the August 4, 1998 end-date, which is the date by which either NTL or Comcast UK may terminate the agreement if the transaction has not yet closed, has been extended until October 5, 1998.

     A copy of the press release issued by the Company regarding this announcement is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements and Exhibits
------- ---------------------------------

        Exhibits

   99   Press Release issued May 29, 1998.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         NTL INCORPORATED
                                           (Registrant)


                                         By: /s/ Richard J. Lubasch
                                         -----------------------------------
                                         Name:   Richard J. Lubasch
                                         Title:  Senior Vice President-
                                                    General Counsel


Dated: June 1, 1998

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                              Page
-------                                                              ----

99     Press Release issued May 29, 1998.